Exhibit 10.48

                                   AMENDMENT

                  THIS AMENDMENT (the "Amendment") is made as of December 23, 1996, to the Plan and Agreement of Merger dated November 15, 1996 by and among Medtrust Medical Group, Inc., Doctors Health System, Inc. and Doctors Health of Virginia, Inc. (the "Merger Agreement").

                  NOW,  THEREFORE,  in  consideration  of  the   covenants   and
agreements  herein  contained,  the parties hereto agree as follows:

                  1. Section 1.2 is amended by deleting the last sentence and inserting in lieu thereof:

                  "The  Effective  Date shall  occur on the  Closing Date. In no
event  shall  the  Closing  Date  occur  later  than   February  28,  1997  (the
"Termination Date") without the mutual consent of the parties."

                  2. This Amendment does not amend any other provision of the Merger Agreement.

                  IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto on the day and year first above written.


MEDTRUST MEDICAL GROUP, INC.                DOCTORS HEALTH SYSTEM,
                                             INC.


By: /s/ Norman A. Marcus                    By: /s/ Stewart B. Gold
   ___________________________                 ________________________
     Norman A. Marcus, CEO and                 Stewart B. Gold, President
     Chairman



DOCTORS HEALTH OF VIRGINIA, INC.


/s/ Stewart B. Gold
---------------------------------
Stewart B. Gold, President